Exhibit 10.2(d)

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is dated as of the 31st day of January, 2019, by and between Bank of America, N.A. (the “Bank”) and Hooker Furniture Corporation, a Virginia corporation, Bradington-Young, LLC, a Virginia limited liability company, Sam Moore Furniture LLC, a Virginia limited liability company, and Home Meridian Group, LLC, a Virginia limited liability company (collectively, the “Borrowers,” and individually, a “Borrower”).

The Borrowers and the Bank are parties to a Second Amended and Restated Loan Agreement dated as of September 29, 2017 (the “Existing Loan Agreement”), and they now desire to amend certain provisions of the Existing Loan Agreement as provided herein.

Accordingly, for and in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which consideration are hereby mutually acknowledged, the Borrowers and the Bank hereby agree as follows:

1.     Capitalized Terms; Effective Date. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Existing Loan Agreement, as amended by this Amendment (the Existing Loan Agreement, as amended by this Amendment, being hereinafter referred to as the “Loan Agreement”). Except as expressly provided to the contrary herein, all amendments to the Existing Loan Agreement set forth herein shall be effective as of the date of this Amendment.

2.     Amendments to Existing Loan Agreement. The following provisions of the Existing Loan Agreement are amended as follows:

2.1.GAAP. Section 11.1 of the Existing Loan Agreement is amended to read as follows:

“11.1     GAAP. Except as otherwise stated in this Agreement, all financial statements provided to the Bank by the Borrowers hereunder will be prepared in accordance with generally accepted accounting principles, consistently applied (“GAAP”) and all financial covenants will be calculated using such financial statements; provided, however, that leases shall continue to be classified and accounted for on a basis consistent with that reflected in the financial statements of the Borrowers for the most recently ended fiscal year prior to the date of this Agreement for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes.”

3.     No Other Amendments; Reaffirmation by Borrowers. Except as expressly amended hereby, the terms of the Loan Agreement shall remain in full force and effect in all respects, and each Borrower hereby reaffirms its obligations under the Loan Agreement and under each of the other Loan Documents to which it is a party.

4.     References. All references in the Loan Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the “Loan Agreement” or similar words in the other Loan Documents, or any other document or instrument that refers to the Loan Agreement, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

5.     Expenses. The Borrowers hereby agree to pay all costs and expenses incurred by the Bank in connection with the preparation of this Amendment and the consummation of the transactions described herein, including, without limitation, the reasonable attorneys’ fees and expenses of the Bank.

6.     Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without reference to conflicts of law principles.

7.     Counterparts; Electronic Delivery. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

8.     Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures begin on following page]

IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Amendment to be duly executed under seal, all as of the day and year first above written.

Bank:	Borrowers:
Bank of America, N.A. /s/ Colleen Landau Colleen Landau Vice President

Hooker Furniture Corporation

/s/ Paul A. Huckfeldt

Paul A. Huckfeldt

Senior Vice President – Finance and Accounting and

Chief Financial Officer

Bradington-Young, LLC

/s/ Paul A. Huckfeldt

Paul A. Huckfeldt

Senior Vice President – Finance and Accounting and

Chief Financial Officer

Sam Moore Furniture LLC

/s/ Paul A. Huckfeldt

Paul A. Huckfeldt

Senior Vice President – Finance and Accounting and

Chief Financial Officer

Home Meridian Group, LLC

/s/ Paul A. Huckfeldt

Paul A. Huckfeldt

Senior Vice President – Finance and Accounting and

Chief Financial Officer